TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
Operating and capital loss carry forwards	$ 20,102	$ 12,900
Reserves and allowances	3,800	2,022
Deferred tax asset before valuation allowance	23,902	14,922
Valuation allowance	(23,601)	(14,655)
Net deferred tax asset	301	267
Deferred tax liability
Net deferred tax asset	$ 301	$ 267